UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

YUKON GOLD CORPORATION, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies: n/a

(2)	Aggregate number of securities to which transaction applies: n/a

(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a.

(4)	Proposed maximum aggregate value of transaction: n/a

(5)	Total fee paid: -0-

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date filed:

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

Dear Stockholder:

We are circulating an Information Statement to notify stockholders of Yukon Gold Corporation, Inc. (the “Company”, “we”, “us” or “our”) that on or about January 14, 2011 the Company received written consent (the “Written Consent”) in lieu of a meeting of stockholders of the majority of the Company's voting securities. Pursuant to the Written Consent, stockholders approved the reincorporation of the Company to Nevada from Delaware (the “Reincorporation”) by merging the Company into its newly formed and wholly owned subsidiary “Yukon Gold Corporation, Inc.,” a Nevada corporation (“Yukon-Nevada”) pursuant to an agreement and plan of merger (the “Merger Agreement”) dated as of January 14, 2011.

Stockholders holding approximately 65.16% of our voting securities, consisting of 92,000,400 shares of common stock, approved the Reincorporation. The Written Consent approved: (i) the filing of Articles of Incorporation of Yukon-Nevada in the state of Nevada, as a wholly owned subsidiary of the Company; (ii) filing a Certificate of Merger of a Domestic Corporation into a Foreign Corporation with the Delaware Secretary of State; (iii) filing Articles of Merger with the Nevada Secretary of State; (iv) adopting the Merger Agreement pursuant to which the Company will consummate the Reincorporation; (v) and such other filings, as required to effectuate the Reincorporation. In connection with the Reincorporation, each shareholder of the Company will receive one (1) share of Yukon-Nevada for each five (5) shares of the Company they held prior to the effective date of the Reincorporation. No fractional shares will be issued. Stockholders of record at the close of business on January 14, 2011 (the “Record Date”) are being furnished with this Information Statement. We attach to the Information Statement the Written Consent, which stockholder action was taken pursuant to Section 228 of the Delaware General Corporation Law, which permits any action that may be taken at a meeting of the stockholders to be taken by written consent of the holders of the number of shares of voting stock required to approve the action at a meeting. No action is required by you. The Information Statement is being furnished to stockholders of the Company on the Record Date, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules thereunder solely for the purpose of informing stockholders of these corporate actions before they take effect. Please read the accompanying Information Statement carefully. In accordance with Rule 14c-2 under the Exchange Act, the stockholder action approving the Reincorporation is expected to become effective twenty (20) calendar days following the mailing of the Information Statement, or as soon thereafter as is reasonably practicable. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Kathy Chapman
     Kathy Chapman
     Corporate Secretary

Yukon Gold Corporation, Inc.
1226 White Oaks Blvd., Suite 10A
Oakville, Ontario L6H 2B9
Canada
Tel: (905) 845-1073
Fax: (905) 845-6415

TABLE OF CONTENTS

INTRODUCTION	1
GENERAL	1
ACTION BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS	2
REINCORPORATION FROM DELAWARE TO NEVADA	3
SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND NEVADA LAW	5
DESCRIPTION OF CAPITAL STOCK	10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	13
ABSENCE OF APPRAISAL RIGHTS	13
FORWARD-LOOKING STATEMENTS	13
OTHER MATTERS	14
WHERE YOU CAN FIND ADDITIONAL INFORMATION	14

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being furnished to the stockholders of record of Yukon Gold Corporation, Inc. (the “Company” or “Yukon Gold”) as of the close of business on January 14, 2011 (the “Record Date”), in connection with the Written Consent (the “Written Consent”) in lieu of a meeting delivered to the Company on or about January 14, 2011 by holders of the majority of the Company's voting securities. Pursuant to the Written Consent, the Company's stockholders approved the reincorporation of the Company to Nevada from Delaware (the “Reincorporation”) by merging the Company into a newly formed Nevada corporation named “Yukon Gold Corporation, Inc.” which is the Company's wholly-owned subsidiary (hereinafter referred to as “Yukon-Nevada”) pursuant to an Agreement and Plan of Merger dated January 14, 2011 (the “Merger Agreement”). The Board of Directors of the Company by unanimous consent approved the Reincorporation and all actions necessary to effect such Reincorporation.

The Written Consent was authorized by the Company's holders of 92,000,400 shares of common stock, par value $0.0001 per share (our “Common Stock”), which constitutes a majority of votes that may be cast to approve the such corporate action which is sufficient under the Delaware General Corporation Law (the “DGCL”) to approve such corporate actions. Accordingly, this Information Statement is being furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and under the DGCL of these corporate actions before they take effect. These actions have been approved unanimously by our Board.

Pursuant to Section 228(e) of the DGCL, this Information Statement shall constitute as a notice and shall be mailed to all holders of our Common Stock entitled to vote on such matters as of the Record Date.

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about February __, 2011 and the corporate actions described below will not be effective until at least 20 days after the mailing.

Under the DGCL, stockholders will not be entitled to exercise appraisal rights in connection with the actions discussed in this Information Statement and the Company will not independently provide stockholders with any such right.

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock. The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS DESCRIBED HEREIN.

ACTION BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

The Board received the Written Consent on January 14, 2011, to take all actions to effect the change of the Company's state of incorporation to Nevada, a form of which is attached hereto as Exhibit A. The Board unanimously approved the taking of all required action necessary to effectuate the Reincorporation, pursuant to an Agreement and Plan of Merger in substantially the same form as Exhibit B attached hereto. A form of the Articles of Incorporation of Yukon-Nevada is attached hereto as Exhibit C. A form of the bylaws of Yukon-Nevada is attached as Exhibit D, which will be the bylaws of the surviving entity following the Reincorporation.

The Reincorporation will become effective when a certificate of merger is filed with the State of Delaware and articles of merger are filed with the State of Nevada. The Company anticipates that the filings of the certificate of merger and articles of merger will occur on or about February 28, 2011. If the Reincorporation were not adopted by written consent of the stockholders, it would have to be considered by the stockholders at a special stockholders' meeting convened for the specific purpose of approving the Reincorporation. The elimination of the need for a special meeting of stockholders to approve the Reincorporation is made possible by Section 228 of DGCL which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting.

Also, pursuant to the DGCL, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

Under Section 253 of the DGCL, the Reincorporation, which will be conducted by merging the Company into Yukon-Nevada, is required to be approved by the holders of a majority of our outstanding stock entitled to vote thereon. The Company received the Written Consent of a majority of the voting securities of the Company. Other than the foregoing, however, we need not comply with any federal or state regulatory requirements nor must we obtain any approvals in connection with the merger and the reincorporation.

The reasons for, and general effect of, the Reincorporation are described below in “REINCORPORATION FROM DELAWARE TO NEVADA”

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

Under the DGCL a vote by the holders of a majority of the outstanding stock of the Company entitled to vote thereon is required to approve the action described herein.

Pursuant to Rule 14c-2 under the Securities and Exchange Act, each of the actions will not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on February 28, 2011.

As of January 14, 2011 there were 141,159,935 shares of common stock outstanding. The consenting stockholders are collectively the record and beneficial owners of 92,000,400 shares of Common Stock entitling them to an aggregate of  92,000,400 votes, representing approximately 65.16% of the of the total number of votes which could be cast regarding the approval of the Reincorporation.

The following table sets forth the names of the consenting stockholders, the number of shares of Common Stock held by the consenting stockholders with respect to which such consent was given, the total number of votes for which consent was given by the consenting stockholders and the percentage that such total number of votes represents out of the total votes which could be cast by all holders of Common Stock.

Name of Consenting Stockholder	# of Common Shares Held	Total # of Votes	% of Total Votes by All Holders
Habsburg Capital Ltd.	6,400,000	6,400,000	4.53
Joanne Hughes	6,400,000	6,400,000	4.53
Kathy Chapman	6,400,000	6,400,000	4.53
Lance Capital Ltd.	6,466,800	6,466,800	4.58
Mont Strategies Inc.	1,000,000	1,000,000	0.71
Patricia Kelley	4,000,000	4,000,000	2.83
Tweed Airigh Farms Ltd.	4,000,000	4,000,000	2.83
Clyde Hill Enterprises Corp.	13,333,400	13,333,400	9.45
Pineview Worldwide Corp.	13,333,400	13,333,400	9.45
Milo Holdings Ltd.	14,000,000	14,000,000	9.92
Republic Asset Management Corp.	6,000,000	6,000,000	4.25
Sunny Ventures Ltd.	6,666,800	6,666,800	4.72
Pippin Investments Ltd.	4,000,000	4,000,000	2.83
Totals	92,000,400	92,000,400	65.16

The Board of Directors knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of our Common Stock.

REINCORPORATION FROM DELAWARE TO NEVADA

General

The Reincorporation will be effected through the merger of the Company into a newly formed Nevada corporation that is a wholly-owned subsidiary of the Company, which is referred to herein as “Yukon-Nevada”, pursuant to an agreement and plan of merger (the “Merger Agreement”), in substantially the form attached hereto as Exhibit B. Upon completion of the merger, Yukon-Nevada will be the surviving entity and will continue to operate our business under the name “Yukon Gold Corporation, Inc.” In this section, we refer to the entity prior to the incorporation as the “Company” and after the Reincorporation as “Yukon-Nevada”.

As a result of the Reincorporation there will be no change in our business, management, employees, headquarters, assets, liabilities or net worth. The directors and officers of the Company prior to the Reincorporation will hold the same respective positions following the Reincorporation. We will be governed by new articles of incorporation under Nevada law, filed with the Secretary of State of Nevada on December 21, 2010, substantially in the form attached hereto as Exhibit C, and new bylaws, substantially in the form attached hereto as Exhibit D. In connection with the Reincorporation, each shareholder of the Company will receive one (1) share of Yukon-Nevada for each five (5) shares of the Company they held prior to the effective date of the Reincorporation. No fractional shares will be issued. In lieu of issuing fractional shares, Yukon-Nevada will issue whole shares.

Upon completion of the Reincorporation the authorized capital stock of the surviving corporation will consist of 500,000,000 shares of common stock, $0.0001 par value. Our common stock is quoted on the OTC Bulletin Board under the symbol “YGDC”, and our stock will continue to trade on the OTC Bulletin Board under that symbol. All outstanding warrants and options exercisable for shares of the Company’s Common Stock will also be converted.

The primary purpose of the Reincorporation of the Company from Delaware to Nevada is to eliminate our obligation to pay the annual Delaware franchise tax which would result in significant savings to us over the long term. The difference between annual filing fees in Delaware and Nevada will continue to become greater if the value of our assets continues to grow. In addition, reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors. We believe that, in general, Nevada law provides greater protection to our directors and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state. Nevada law has no similar consent provisions and, accordingly, a plaintiff must show the minimum contacts generally required for a state to have jurisdiction over a non-resident director. Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged. Reincorporation in Nevada will also limit the personal liability of directors of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Operating the Company as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, Yukon-Nevada will be governed by Nevada corporate law, while the Company is presently governed by Delaware law. Nevada law may constitute a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater details immediately below.

The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board of Directors to acquire control of the Company or obtain representation on our Board of Directors. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications simply by virtue of being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada Revised Statutes authorizes directors to consider not only the interests of shareholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of Delaware and Nevada, see "Significant Differences Between Delaware and Nevada Law" below.

Potential Disadvantages of Reincorporation

A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders rights to challenge them.

SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND NEVADA LAW

The rights of the Company’s stockholders are currently governed by Delaware law and the Company’s certificate of incorporation and bylaws. The Merger Agreement provides that, at the effective time of the merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of Yukon-Nevada. In connection with the Reincorporation, each shareholder of the Company will receive one (1) share of Yukon-Nevada for each five (5) shares of the Company they held prior to the effective date of the Reincorporation. No fractional shares will be issued. Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of Yukon-Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation, if the Reincorporation is consummated.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the forms of the articles of incorporation and the bylaws of Yukon-Nevada, which are attached as Exhibit C and Exhibit D, respectively, to this Information Statement, and which will come into effect concurrently with the effectiveness of the Reincorporation merger as provided in the merger agreement. In this section, we use the term charter to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

General

As discussed above in “Potential Disadvantages of the Reincorporation”, Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders rights to challenge them.

Removal of Directors

Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporations issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Limitation on Personal Liability of Directors

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision except from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law with respect to the elimination of liability for directors and officers expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporations’ creditors.

Indemnification of Officers and Directors and Advancement of Expenses

Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors

Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if ALL members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Shareholders

Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

Dividends

Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporations total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

Restrictions on Business Combinations

Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporations board of directors and by the holders of at least two-thirds of the corporations outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines interested stockholder generally as a person who owns 15% or more of the outstanding shares of a corporations voting stock.

Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

Special Meetings of the Shareholders

Delaware law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special shareholder meeting. Nevada law permits special meetings of shareholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

Special Meetings Pursuant to Petition of Stockholders

Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The Reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board of Directors.

Adjournment of Shareholder Meetings

Under Delaware law, if a meeting of shareholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies

Under Delaware law, a proxy executed by a shareholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Shareholder Vote for Mergers and Other Corporate Reorganizations

Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of shareholder approval. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.

Increasing or Decreasing Authorized Shares

Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporations shares and correspondingly effect a forward or reverse split of any such class or series of the corporations shares without a vote of the shareholders, so long as the action taken does not change or alter any right or preference of the shareholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to shareholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Significant Differences between Bylaws of Yukon-Nevada and Bylaws of the Company

In addition to the differences between the laws of Delaware and Nevada described above, under the bylaws of Yukon-Nevada, the holders of at least one-third of the outstanding voting shares shall constitute a quorum at a meeting of stockholders. The Company’s current bylaws require majority of the outstanding voting shares to constitute a quorum at a meeting of stockholders.

Certain Federal Income Tax Consequences of the Reincorporation

The Company intends the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will the Company nor Yukon-Nevada. Each stockholder will have the same basis in Yukon-Nevada common stock received as a result of the Reincorporation as that holder has in the corresponding common stock of the Company held at the time the Reincorporation occurs. Each holders holding period in Yukon-Nevada common stock received as a result of the Reincorporation will include the period during which such holder held the corresponding common stock of the Company at the time the Reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation. This Information Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Information Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Absence of Appraisal Rights

The reincorporation will be conducted as a merger of the Company into Yukon-Nevada, our wholly-owned subsidiary, pursuant to Section 253 of the DGCL. Under Section 253, no right of appraisal or redemption is available to our shareholders in connection with the merger. Therefore, our stockholders are not entitled to receive consideration instead of shares of Yukon-Nevada.

DESCRIPTION OF CAPITAL STOCK

The Company is currently authorized to issue 150,000,000 shares of common stock, par value $0.0001. As of the Record Date there were 141,159,935 shares of common stock outstanding. Yukon-Nevada is currently authorized to issue 500,000,000 shares of common stock. As of the record date there was one (1) share of common stock outstanding. It was held by the Company.

The Company, as of the Record Date, has issued 500,000 stock options with expiry dates ranging from September 28, 2012 to April 8, 2013 and exercise prices ranging from CDN$0.20 to CDN$0.39. The Company, as of the Record date, has issued 500,000 warrants to a former officer and director with an exercise price of CDN$0.24 and expiry date of December 19, 2012.

The Company’s securities will not be materially modified as a result of the Reincorporation. As such, the following will apply in substantial part to the securities of the Company and Yukon-Nevada. The holders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. The holders of Common Stock are entitled to receive dividends ratably, when, as and if declared by the Board, out of funds legally available. In the event of a liquidation, dissolution or winding-up of the Company, the holders of Common Stock are entitled to share equally and ratably in all assets remaining available for distribution after payment of liabilities and after provision is made for each class of stock, if any, having preference over the Common Stock. The holders of shares of Common Stock, as such, have no conversion, preemptive, or other subscription rights and there are no redemption provisions applicable to the Common Stock. All of the outstanding shares of Common Stock are validly issued, fully-paid and non-assessable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information relating to the ownership of common stock by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (ii) each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year and (iii) each associate of any of the foregoing persons. Unless otherwise indicated, the information relates to these persons beneficial ownership as of the record date. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each person has the sole voting and investment power with respect to the shares owned. Unless otherwise indicated, the address of each beneficial owner is care of Yukon Gold Corporation, Inc., unless otherwise set forth below that person's name.

Under Rule 13d-3 under the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by that person (and only that person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table may not necessarily reflect the person's actual ownership with respect to the number of shares of our common stock actually outstanding as of the record date.

Type	Name and Address	Position Held	From	To	Number of Shares/Options/ Warrants of Common Stock Held	Percentage of Common Stock Held
(i)	Milo Holdings Ltd.				14,000,000	9.92%
	171, Main Street
	P. O. Box 92, Road Town
	Tortola, BVI VG1110

(i)	Pineview Worldwide Corp.				13,333,400	9.45%
	10 Elvira Mendez St., Top Floor
	Panama, Republic of Panama

(i)	Clyde Hill Enterprises Corp.				13,333,400	9.45%
	10 Elvira Mendez St., Top Floor
	Panama, Republic of Panama

(i) & (iii)	Lance Capital Ltd./Patricia Kelley	Associate	1-Oct-2010	present	10,466,800	7.41%
	1226 White Oaks Blvd, #10A
	Oakville, ON L6H 2B9

(ii)	J.L. Guerra, Jr. (1)	Director	2-Nov-2005	present	7,074,679	5.01%
		Chairman of the Board	11-Jul-2006	present
		President & CEO	12-Dec-2008	28-Sep-2009

(ii)	Douglas Oliver	Director	28-Sep-2009	present	250,000	0.18%
		President & CEO	28-Sep-2009	present

(ii)	Charles W Reed	Director	23-Oct-2009	present

(ii)	Kathy Chapman (2)	Chief Financial Officer	2-Sep-2010	present	6,475,000	4.32%
		Corp. Secretary	2-Sep-2010	present
		Interim Corp. Secretary	3-Jul-2008	2-Sep-2010
		Chief Administrative Officer	1-Aug-2008	4-Sep-2009

(ii)	Joanne Hughes	VP Operations	15-Sep-2010	present	6,400,000	4.27%

(ii)	Rakesh Malhotra	Chief Financial Officer	17-Nov-2005	1-Sep-2010	0
	4580 Beaufort Terrace
	Mississauga, ON L5M 3H7

(ii)	Kenneth J Hill	Director	15-Dec-2004	29-Oct-2009	0
	2579 Jarvis St
	Mississauga, ON L5C 2P9

(ii)	Paul Pitman	Director	28-Sep-2009	21-Oct-2009	0
	341 Main St N, Suite 206	Corp. Secretary	28-Sep-2009	21-Oct-2009
	Brampton, ON L6X 3C7	VP Corp. Dev. & Expl.	28-Sep-2009	21-Oct-2009

(ii)	Robert Van Tassell	Director	30-May-2005	19-Oct-2009	0
	421 Riverside Dr NW
	High River, AB T1V 1T5

(ii)	Cletus Ryan	VP Corp. Dev.	18-Dec-2007	31-Jul-2009	0
	2170 Bromsgrove Rd, Unit 183
	Mississauga, ON L5J 4J2

(ii)	Lisa Rose (3)	Corp. Secretary	7-Sep-2005	19-Jun-2009	175,000	0.12%
	4-6780 Formentera Ave
	Mississauga, ON L5N 2L1

(ii)	Howard Barth	Director	11-May-2005	4-May-2009	0
	16 Sycamore Dr
	Thornhill, ON L3T 5V4

(ii)	Ronald K Mann (4)	Director	13-Dec-2007	12-Dec-2008	500,000	0.35%
	18 Yorkville Ave, Suite 1602	President & CEO	13-Dec-2007	12-Dec-2008
	Toronto, ON M4Y 2N6

(1) Mr. Guerra, Jr. controls 7,074,679 shares which include options, shares owned indirectly and shares over which he influences voting control.

(2) Mrs. Chapman controls 6,475,000 shares which include options. .

(3) Mrs. Rose controls 175,000 options.

(4) Mr. Mann controls 500,000 warrants.

Reorganization of Officers and Directors

On May 4, 2009, Howard Barth resigned as a director of the Company.

On June 19, 2009, the Company advised Lisa Rose that her employment as Corporate Secretary and Administrator was terminated due to the down-sizing of the Company.

On July 31, 2009, Cletus Ryan’s services as VP Corporate Development were terminated due to down-sizing of the Company.

On July 10, 2009, the Company advised Kathy Chapman that her employment as Chief Administrative Officer of the Company would be terminated effective September 4, 2009 due to the down-sizing of the Company. Mrs. Chapman will remain Interim Corporate Secretary of the Company.

On September 28, 2009, the board of directors accepted the resignation of J.L. Guerra, Jr. as President and Chief Executive Officer of the Company. Mr. Guerra, Jr. remains the Chairman of the Board of Directors of the Company.

On September 28, 2009, the board of directors appointed Douglas Oliver President and Chief Executive Officer and a director of the Company.

On September 28, 2009, the board of directors appointed Paul Pitman Vice President of Corporate Development and Exploration, Corporate Secretary and a director of the Company.

On October 19, 2009, Robert Van Tassell resigned as a director and member of the Audit Committee of the Company.

On October 21, 2009 Paul Pitman resigned as Vice President of Corporate Development and Exploration, Corporate Secretary and a director of the Company.

On October 23, 2009, the board of directors appointed Charles William Reed a director and member of the Audit Committee of the Company.

On October 29, 2009, Kenneth J. Hill resigned as a director and member of both the Audit and Executive Committee of the Company.

On September 1, 2010, Rakesh Malhotra resigned as Chief Financial Officer of the Company.

On September 2, 2010, Kathy Chapman was appointed Chief Financial Officer and Corporate Secretary of the Company.

On September 15, 2010, Joanne Hughes was appointed Vice President, Operations of the Company.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of our officers, directors, or any of their respective affiliates has any substantial interest in the proposal to be acted upon.

ABSENCE OF APPRAISAL RIGHTS

The Reincorporation will be conducted as a merger of the Company into Yukon-Nevada, our wholly owned subsidiary, pursuant to Section 253 of the DGCL. Under such Section 253, no right of appraisal or redemption is available to our shareholders in connection with the merger.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined by the Commission in its rules, regulations, and releases, which represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation and any other factors discussed in our filings with the Commission.

OTHER MATTERS

The Board of Directors knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the stockholders. The Board has not yet determined the date on which the next annual meeting of stockholders of the Company will be held. Any proposal by a stockholder intended to be presented at the Company's next annual meeting of stockholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to stockholders in order to be included in the Company's information or proxy statement relating to that meeting.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Please read this Information Statement carefully. It describes the essential terms of, and contains certain information concerning, the Reincorporation. Additional information about the Company is contained in its periodic and current reports filed with the SEC. These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov

We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement. This Information Statement is dated January 19, 2011.

You should not assume that the information contained in this Information Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Information Statement).

By Order of the Board of Directors,

/s/ Kathy Chapman
     Kathy Chapman
     Corporate Secretary

Yukon Gold Corporation, Inc.
1226 White Oaks Blvd., Suite 10A
Oakville, Ontario L6H 2B9
Canada
Tel: (905) 845-1073
Fax: (905) 845-6415

Exhibit A

FORM OF
WRITTEN CONSENT
OF THE SHAREHOLDERS OF
YUKON GOLD CORPORATION, INC.
(Delaware)
___________________________

The undersigned, constituting at least a majority of the votes entitled to be cast on the matters referred to herein by the holders of outstanding common stock, par value $0.0001 of Yukon Gold Corporation, Inc., a Delaware corporation (the “Company”), hereby consent to the adoption of the following resolutions, with the same force and effect as if said resolutions had been adopted at a duly called and held meeting of the shareholders of the Company, pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”).

WHEREAS, the Board of Directors has determined it is in the best interest of the Company to change its state of domicile from Delaware to Nevada (the “Reincorporation”);

WHEREAS, in order to effect the Reincorporation, the Company has incorporated a corporation named “Yukon Gold Corporation, Inc.” (the “Subsidiary”) under the laws of the State of Nevada and acquired one (1) share of common stock, par value $0.0001, of the Subsidiary (collectively, the “Nevada Incorporation”);

WHEREAS, Company owns all of the outstanding shares of the capital stock of the Subsidiary;

WHEREAS, in order to effect the Reincorporation, the Board of Directors of the Company has deemed it advisable that the Company be merged with and into the Subsidiary (the “Merger”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) between the Company and the Subsidiary, such Agreement attached hereto as Exhibit A, and in accordance with Section 253 of the Delaware General Corporation Law (the “DGCL”) and Title 7, Chapter 92A of the Nevada Revised Statutes (the “NRS”); and

WHEREAS, under the terms of the Merger Agreement each five (5) shares of the Company’s common stock, par value $0.0001 per share outstanding, will automatically be converted into one (1) share of common stock, par value $0.0001 of the Subsidiary, with no fractional shares issued;

NOW, THEREFORE, BE IT

RESOLVED, that the Reincorporation is hereby ratified, authorized and approved in all respects; and be it further

RESOLVED, that the Nevada Incorporation is hereby ratified, authorized and approved in all respects; and be it further

RESOLVED, that the Merger Agreement is hereby ratified, authorized and approved; and be it further

RESOLVED, that by virtue of the Merger Agreement and without any action on the part of the holder thereof, each five (5) shares of common stock, par value $.0001 per share, of the Company (the “Common Stock”) outstanding immediately prior to the Merger shall be changed and converted automatically into one (1) fully paid and non-assessable share of the common stock of the Subsidiary, with no fractional shares issued; and be it further

RESOLVED, that in order to give effect to the foregoing resolution, in lieu of issuing fractional shares of the Subsidiary, the shareholders of the Company shall receive one whole share of the Subsidiary; and be it further

RESOLVED, that the officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name of the Company, a certificate of ownership and merger and/or articles of merger for the purpose of consummating the Merger and to file the same in the office of the Secretary of State of the State of Delaware and the Secretary of State of the State of Nevada, and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the resolutions relating to the Merger; and be it further

RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things that may be necessary to carry out and effectuate the purpose and intent of the resolutions relating to the Reincorporation, the Nevada Incorporation and the Merger; and be it further

RESOLVED, that this written consent may be executed and delivered by facsimile or by signature scanned and e-mailed to the Secretary of the Company, in each case such signature to be valid and binding, and in one or more counterparts, each of which shall be an original but which together shall constitute one action by written consent.

The undersigned, have executed this Written Consent as of January 14, 2011.

SIGNATURE PAGES TO FOLLOW

SIGNATURE PAGES
WRITTEN CONSENT
OF SHAREHOLDERS OF
YUKON GOLD CORPORATION, INC.
(Delaware)

HABSBURG CAPITAL LTD.

By:
Joanne Hughes

Kathy Chapman	Patricia Kelley

LANCE CAPITAL LTD.	MONT STRATEGIES INC.

By:	By:

TWEED AIRIGH FARMS LTD.	CLYDE HILL ENTERPRISES CORP.

By:	By:

PINEVIEW WORLDWIDE CORP.	MILO HOLDINGS LTD.

By:	By:

REPUBLIC ASSET MANAGEMENT CORP.	SUNNY VENTURES LTD.

By:	By:

PIPPIN INVESTMENTS LTD.

By:

Exhibit B

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (the “Plan”) is adopted as of January 14, 2011 by and between Yukon Gold Corporation, Inc., a Delaware corporation (“Yukon-Delaware”), and Yukon Gold Corporation, Inc., a Nevada corporation and a wholly-owned subsidiary of Yukon-Delaware (“Yukon-Nevada”).

WHEREAS, Yukon-Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, Yukon-Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, on the date hereof, Yukon-Delaware has authority to issue One Hundred Fifty Million (150,000,000) shares of common stock, $0.0001 par value per share, of which 141,159,935 shares are issued and outstanding (“Yukon-Delaware Common Stock”), 500,000 issued and outstanding options to buy Common Stock (“Options”), and 500,000 warrants to purchase shares of Yukon-Delaware Common Stock (“Warrants”);

WHEREAS, on the date hereof, Yukon-Nevada has authority to issue Five Hundred Million (500,000,000) shares of common stock (“Yukon-Nevada Common Stock”);

WHEREAS, on the date hereof, one (1) share of Yukon-Nevada Common Stock is issued and outstanding and is owned by Yukon-Delaware;

WHEREAS, the respective boards of directors of Yukon-Delaware and Yukon-Nevada have determined that, for the purpose of effecting the reincorporation of Yukon-Delaware in the State of Nevada, it is advisable and in the best interests of such corporations and their respective shareholders that Yukon-Delaware merge with and into Yukon-Nevada upon the terms and conditions herein provided (the “Plan”);

WHEREAS, the respective boards of directors of Yukon-Delaware and Yukon-Nevada have approved the Plan and recommend that it be submitted to the respective shareholders of Yukon-Delaware and Yukon-Nevada entitled to vote thereon; and

WHEREAS, the respective shareholders of Yukon-Delaware and Yukon-Nevada entitled to vote thereon have approved the Plan;

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Yukon-Delaware and Yukon-Nevada hereby agree to merge as follows:

1. Merger. Subject to the terms and conditions hereinafter set forth, Yukon-Delaware shall be merged with and into Yukon-Nevada, with Yukon-Nevada to be the surviving corporation in the merger (the “Merger”). The Merger shall be effective on the later of the date and time (the “Effective Time”) that a properly executed certificate of merger consistent with the terms of this Plan and Section 253 of the Delaware General Corporation Law (the “DGCL”) is filed with the Secretary of State of Delaware and articles of merger are filed with the Department of State of Nevada as required by Title 7, Chapter 92A of the Nevada Revised Statutes (the “NRS”).

2. Principal Office of Yukon-Nevada. The address of the principal office of Yukon-Nevada is:

1226 White Oaks Blvd
Suite 10A
Oakville, Ontario L6H 2B9 Canada

3. Corporate Documents. The Articles of Incorporation of Yukon-Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of Yukon-Nevada as the surviving corporation. The Bylaws of Yukon-Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of Yukon-Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

4. Directors and Officers. The directors and officers of Yukon-Delaware at the Effective Time shall be and become directors and officers, holding the same titles and positions, of Yukon-Nevada at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of Yukon-Nevada.

5. Succession. At the Effective Time, Yukon-Nevada shall succeed to Yukon-Delaware in the manner of and as more fully set forth in Section 259 of the DGCL and in Chapter 92A of the NRS.

6. Further Assurances. From time to time, as and when required by Yukon-Nevada or by its successors and assigns, there shall be executed and delivered on behalf of Yukon-Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in Yukon-Nevada the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of Yukon-Delaware, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of Yukon-Nevada are fully authorized in the name and on behalf of Yukon-Delaware or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

7. Yukon-Delaware Common Stock.

(a) At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each five (5) shares of Yukon-Delaware Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one (1) fully paid and non-assessable share of Yukon-Nevada Common Stock.

(b) No fractional shares of Yukon-Nevada Common Stock shall be issued upon the Conversion. If the conversion would result in any fractional share, Yukon-Nevada shall, in lieu of issuing such fractional share, issue a whole share of Yukon-Nevada Common Stock.

8. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Yukon-Delaware Common Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Yukon-Nevada Common Stock into which the shares of the Yukon-Delaware Common Stock represented by such certificates have been converted as herein provided.

9. Options and Warrants. Each option, warrant or other right to purchase shares of Yukon-Delaware Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to a number of shares of Yukon-Nevada Common Stock adjusted to give effect to the 5 to 1 conversion ratio prescribed in Section 7(a) above, at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase the Yukon-Delaware Common Stock multiplied by five (5).

10. Stock Option Plan. At and after the Effective Time, Yukon-Nevada shall assume all of the rights and obligations of Yukon-Delaware under the 2006 Stock Option Plan adopted by Yukon-Delaware. All stock options to be issued pursuant to such plan, if any, shall be options to acquire common stock of Yukon-Nevada provided, however, that the number of shares purchasable pursuant to any option of Yukon-Delaware outstanding prior to the effective time of the Merger shall be adjusted to give effect to the 5 to 1 conversion ratio prescribed in Section 7(a) above and the exercise price shall be multiplied by five (5). Yukon-Nevada shall amend such plan and related documents as appropriate to reflect the assumption of such plan by Yukon-Nevada.

11. Common Stock of Yukon-Nevada. At the Effective Time, the previously outstanding one (1) share of Yukon-Nevada Common Stock registered in the name of Yukon-Delaware shall, by reason of the Merger, be reacquired by Yukon-Nevada, shall be retired and shall resume the status of authorized and unissued shares of Yukon-Nevada Common Stock, and no shares of Yukon-Nevada Common Stock or other securities of Yukon-Nevada shall be issued in respect thereof.

12. Amendment. The boards of directors of Yukon-Delaware and Yukon-Nevada may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole shareholder of Yukon-Nevada or the shareholders of Yukon-Delaware shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the Yukon-Delaware Common Stock, (ii) alter or change any term of the articles of incorporation of Yukon-Nevada, as the surviving corporation to the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of Yukon-Delaware Common Stock.

13. Abandonment. At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either Yukon-Delaware or Yukon-Nevada or both, notwithstanding approval of this Plan by the sole shareholder of Yukon-Nevada or the shareholders of Yukon-Delaware, or both.

14. Rights and Duties of Yukon-Nevada. At the Effective Time and for all purposes the separate existence of Yukon-Delaware shall cease and shall be merged with and into Yukon-Nevada which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of Yukon-Delaware; and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other interest of or belonging to or due to Yukon-Delaware shall continue and be taken and deemed to be transferred to and vested in Yukon-Nevada without further act or deed; and the title to any real estate, or any interest therein, vested in Yukon-Delaware shall not revert or be in any way impaired by reason of such Merger; and Yukon-Nevada shall thenceforth be responsible and liable for all the liabilities and obligations of Yukon-Delaware; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against Yukon-Delaware may be prosecuted as if the Merger had not taken place, or Yukon-Nevada may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of Yukon-Delaware shall be impaired by the Merger. If at any time Yukon-Nevada shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of Yukon-Delaware in Yukon-Nevada according to the terms hereof, the officers and directors of Yukon-Nevada are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in Yukon-Nevada, and otherwise to carry out the purposes of this Plan.

15. Consent to Service of Process. Yukon-Nevada hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Yukon-Delaware, as well as for enforcement of any obligation of Yukon-Nevada arising from the Merger. Yukon-Nevada hereby irrevocably appoints the Secretary of State of the State of Delaware, and the successors of such officer, its attorney in the State of Delaware upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against Yukon-Nevada any obligation of Yukon-Delaware. In the event of such service upon the Secretary of State of the State of Delaware or the successors of such officer, such service shall be mailed to the principal office of Yukon-Nevada at its principal offices designated in Section 2 hereof.

IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the Boards of Directors and by vote of shareholders of Yukon-Delaware and Yukon-Nevada, has been executed on behalf of each of said two corporations by their respective duly authorized officers.

YUKON GOLD CORPORATION, INC.
a Delaware Corporation

By /s/ ___________________________

Name: Douglas Oliver
Title: President and Chief Executive Officer

YUKON GOLD CORPORATION, INC.
a Nevada Corporation

By /s/ ___________________________

Name: Douglas Oliver
Title: President and Chief Executive Officer

Exhibit C

ARTICLES OF INCORPORATION

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20100945307-51
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/21/2010 2:40 PM
	Entity Number E0614032010-1

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: Yukon Gold Corporation, Inc.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: CSC Services of Nevada, Inc.
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 500,000,000 | Par value per share: $ 0.0001 | Number of shares *without par value:*

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) Douglas Oliver
Name

Street Address	City	State	Zip Code
1226 White Oaks Blvd., Suite 10A	Oakville	ON	L6H 2B9

2)
Name

Street Address | City | State | Zip Code

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

Danielle Maibohm
Name

X [signature]
Incorporator Signature

Address	City	State	Zip Code
726 Exchange Street, Suite 800	Buffalo	NY	14210

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

CSC Services of Nevada, Inc.
X By: [signature] 12/21/10
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 4-10-09

619699

Exhibit D

BY-LAWS

OF

YUKON GOLD CORPORATION INC.
(the “Corporation”)
(Nevada)

ARTICLE I
OFFICES

Section 1. Principal Office. The Corporation may maintain offices at such places within or without the United States as the Board of Directors may, from time to time, determine.

ARTICLE II
STOCKHOLDERS

Section 1. Time and Place of Meetings. The Board of Directors may designate any time and any place, either within or without the State of Nevada as the time and place of meeting for any annual meeting or for any special meeting called by the Board. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any time and any place, either within or without the State of Nevada, as the time and place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the time and place of the meeting shall be the principal office of the Corporation at 10:00 a.m.

Section 2. Annual Meeting. Annual meetings of stockholders shall be held on the second Friday of the fourth month of each fiscal year if not a legal holiday, and if a legal holiday, then on the next secular day following at 10:00 a.m., at which the stockholders shall elect a Board of Directors, and transact such other business as may properly be brought before the meeting. The annual meeting of the stockholders may be held on a date different than that given above if the Board so determines and so states in the notice of the meeting or in a duly executed waiver thereof.

Section 3. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by law or by the Articles of Incorporation, may be called by the President, the Board of Directors or the holders of not less than a majority of all of the stock entitled to vote at the meetings. Business transacted at all special meetings shall be confined to the purpose or purposes stated in the call.

Section 4. Notice. Written or printed notice of all meetings of stockholders stating the place, day and hour thereof, and in the case of a special meeting the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days prior to the date of the meeting to the stockholders of record entitled to vote at such meeting either personally or by mail, by or at the direction of the person or persons calling the meeting, unless it is an annual meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the shareholder at the address that appears on the stock transfer books of the Corporation.

Section 5. Closing of Transfer Books and Fixing of Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken, and the determination of stockholders on such record date shall apply with respect to the particular action requiring the same notwithstanding any transfer of stock on the books of the Corporation after such record date.

Section 6. List of Stockholders. The officer who is in charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of a least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 7. Quorum. The holders of one-third of the stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by law, by the Articles of Incorporation or by these By-laws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote at such meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally convened. If the adjournment is for more than thirty (30) days, or if after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of the record entitled to vote at the meeting.

Section 8. Organization. The Chairman of the Board, if one shall be elected, shall preside at all meetings of the stockholders. In his absence, the President or a Vice President shall preside. In the absence of all of these officers, any stockholder or the duly appointed proxy of any stockholder may call the meeting to order and a chairman shall be elected from among the stockholders present. The Secretary of the Corporation shall act as secretary at all meetings of stockholders. In his or her absence an Assistant Secretary shall so act and in the absence of all of these officers the presiding officer may appoint any person to act as secretary of the meeting.

Section 9. Proxies. At any meeting of the stockholders, every stockholder entitled to vote at such meeting shall be entitled to vote in person or by proxy executed in writing by such stockholder or by his duly authorized attorney-in-fact. No proxy shall be valid after three (3) years from the date of its execution unless such proxy otherwise provides. A proxy shall be revocable unless expressly provided therein to be irrevocable or unless otherwise made irrevocable by law.

Section 10. Voting. Except as otherwise provided by law, the Articles of Incorporation or these By-laws, each stockholder shall have one (1) vote for each share having rights registered in his name on the books of the Corporation at the time of the closing of the stock transfer books (or at the record date) for such meeting. When a quorum is present at any meeting the vote of holders of a majority of the stock entitled to vote, present in person or represented by proxy, shall decide any matter submitted to such meeting, unless the matter is one upon which by law or by express provision of the Articles of Incorporation or of these By-laws the vote of a greater number is required, in which case the vote of such greater number shall govern and control the decision of such matter.

Section 11. Voting of Stock by Certain Holders. Stock standing in the name of another corporation may be voted by such officer, agent or proxy as the By-laws of such corporation may authorize or, in the absence of such authorization, as the Board of Directors of such corporation may determine.

Stock held by an administrator, executor, guardian or conservator may be voted by him so long as such stock forming a part of an estate are in the possession and form a part of the estate being served by him, either in person or by proxy, without a transfer of such stock into his name. Stock standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote stock held by him without a transfer of such stock into his name as trustee.

Stock standing in the name of a receiver may be voted by such receiver, and stock held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

A stockholder whose stock is pledged shall be entitled to vote such stock until the stock have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the stock so transferred.

Shares of its own stock belonging to the Corporation, shares of its own stock owned by another corporation the majority of the voting stock of which is owned or controlled by the Corporation, and shares of its own stock held by the Corporation in a fiduciary capacity shall not be voted, directly, or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding stock at any given time.

Section 12. Action. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

Section 13. Election of Directors. At each election for Directors, each stockholder entitled to vote at such election shall, unless otherwise provided by the Articles of Incorporation or by applicable law, have the right to vote the number of shares owned by him for as many persons as there are to be elected and for whose election he has a right to vote. Unless otherwise provided by the Articles of Incorporation, no stockholder shall have the right or be permitted to cumulate his votes on any basis.

Section 14. Action Without Meeting. Any action required by any provision of law or of the Articles of Incorporation or these By-laws to be taken at a meeting of the stockholders or any action which may be taken at a meeting of the stockholders may be taken without a meeting without prior written notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the stockholders entitled to vote with respect to the subject matter thereof holding the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

(a) Unless otherwise provided in the Articles of Incorporation, any action required by this chapter to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action as a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

(b) Every written consent shall bear the date of signature of each stockholder or member who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section to the corporation, written consents signed by a sufficient number of holders or members to take action are delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders or members are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

(c)(1) A telegram, cablegram, or other electronic transmission consenting to an action to be taken and transmitted by a stockholder, member or proxyholder, or by a person or persons authorized to act for a stockholder, member or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram, or other electronic transmission sets forth or is delivered with information from which the corporation can determine (A) that the telegram, cablegram, or other electronic transmission was transmitted by the stockholder, member or proxyholder or by a person or persons authorized to act for the stockholder, member or proxyholder and (B) the date on which such stockholder, member or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram, or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram, or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders or members are recorded. Delivery made to a corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram, or other electronic transmission, may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders or members are recorded if to the extent and in the manner provided by resolution of the board of directors or governing body of the corporation.

(2) Any copy, facsimile or other reliable reproduction of consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsmile or other reproduction shall be a complete reproduction of the entire original writing.

(d) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders or members who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders or members to take the action were delivered to the corporation as provided in subsection (b) of this section. In the event that the action which is consented to is such as would have required the filing of a certificate under any other section of this title, if such action had been voted on by stockholders or by members at a meeting thereof, the certificate filed under such other section of this title, if shall state, in lieu of any statement required by such section concerning any vote of stockholders or members, that written consent has been given in accordance with this section.

ARTICLE III
DIRECTORS

Section 1. Number of Directors. The property, business and affairs of the Corporation shall be managed and controlled by a Board of Directors composed of one or more members who shall be elected by the stockholders. Directors need not be residents of the State of Nevada or stockholders of the Corporation. The number of Directors may be increased or decreased by resolution adopted by a majority of the Board of Directors.

Section 2. Election and Term of Office. The Directors shall be elected at the annual meeting of the stockholders (except as provided in Section 5 of this Article). Each Director elected shall hold office until his successor shall be elected at an appropriate annual meeting of the stockholders and shall qualify, or until his death, his resignation or his removal in the manner hereinafter provided.

Section 3. Resignation. Any Director may resign at any time by giving written notice to the President or Secretary. Such resignation shall take effect at the time specified therein and unless otherwise specified therein the acceptance of such resignation shall not be necessary to make it effective.

Section 4. Removal. At any special meeting of the stockholders called expressly for that purpose, any Director or Directors, including the entire Board of Directors, may be removed, either with or without cause, and another person or persons may be elected to serve for the remainder of his or their term by a vote of the holders of a majority of all stock outstanding and entitled to vote at an election of directors. In case any vacancy so created shall not be filled by the stockholders at such meeting, such vacancy may be filled by the Directors as provided in Section 5 of this Article.

Section 5. Vacancies. If any vacancy shall occur in the Board of Directors, such vacancy may, subject to the provisions of Section 4 of this Article, be filled by the affirmative vote of the remaining Directors though less than a quorum of the Board of Directors or by a sole remaining Director, and the Directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created Directorship, the Directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10%) percent of the total number of the shares at the time outstanding having the right to vote for such Directors, summarily order an election to be held to fill any such vacancies or newly created Directorships, or to replace the Directors chosen by the Directors then in office. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

Section 6. General Powers. In addition to the powers and authorities expressly conferred upon them by these Bylaws, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Articles of Incorporation or by these By-laws directed or required to be exercised or done by the stockholders.

Section 7. Place of Meetings. The Directors of the Corporation may hold their meetings, both regular and special, either within or without the State of Nevada.

Section 8. Annual Meeting. The first meeting of each newly elected Board shall be held immediately following the adjournment of the annual meeting of the stockholders and no notice of such meeting shall be necessary to the newly elected Directors in order legally to constitute the meeting, provided a quorum shall be present, or they may meet at such time and place as shall be fixed by the consent in writing of all of the Directors.

Section 9. Regular Meetings. Regular meetings of the Board may be held with or without notice immediately after, and at the same place as, the annual meeting of stockholders. The Board of Directors may provide by resolution, the time and place for the holding of additional regular meetings without notice other than such resolution.

Section 10. Special Meetings. Special meetings of the Board may be called by the President on two (2) days' notice to each Director given either personally, by mail or by telegram. Special meetings shall be called by the President or Secretary in like manner and like notice on the written request of any Director. The purpose of or the business to be transacted at any special meeting of the Board of Directors shall be specified in the notice of such meeting. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting except where a Director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

Section 11. Quorum and Action. At all meetings of the Board the presence of a majority of the Directors shall be necessary and sufficient to constitute a quorum for the transaction of business and the act of a majority of the Directors at any meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by law, the Articles of Incorporation or these By-laws. If a quorum shall not be present at any meeting of Directors, the Directors present may adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present.

Section 12. Presumption of Assent to Action. A Director who is present at a meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

Section 13. Committees. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

In the absence of disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation, (except, that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of Directors as provided in Section 151(a) of the General Corporation Law fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversation into, or the exchange of any such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), adopting an agreement of merger or consolidation, recommending to the Stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the Stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-laws of the Corporation; and, unless the resolution or the Articles of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Such committee or committees shall have such name and names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors.

Section 14. Compensation. Directors may receive a stated salary for their services in an amount unanimously agreed by the Board of Directors. By resolution of the Board a fixed sum for expenses of attendance, if any, may be allowed for attendance at any regular or special meeting of the Board provided that nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 15. Telephone Meetings. Directors may participate in and hold a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 16. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting. Any Written Consent of Directors or other document to be executed by directors of the Corporation or Officers of the Corporation may be executed and transmitted to the Corporation by facsimile or scanned and sent electronically and such signature shall be acceptable as an originally executed document.

ARTICLE IV
NOTICES

Section 1. Form of Notice. Whenever under the provisions of any applicable statute, the Articles of Incorporation or these By-laws, notice is required to be given to any director or shareholder, and no provision is made as to how such notice shall be given, it shall not be construed to mean personal notice exclusively, but any such notice may be given in writing, by mail, postage prepaid, addressed to such director or shareholder at such address as appears on the books of the Corporation. Any notice required or permitted to be given by mail shall be deemed to be given three (3) days after the time when the same be thus deposited, postage prepaid, in the United States mail as aforesaid.

Section 2. Waiver. Whenever any notice is required to be given to any director or shareholder of the Corporation, under the provisions of any applicable statute, the Articles of Incorporation or these By-laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice.

ARTICLE V
OFFICERS

Section 1. General. The officers of the Corporation shall be elected by the Board of Directors and shall be comprised of a President, a Secretary, and such other officers the Board of Directors determines, if any. The Board of Directors may also, if it chooses to do so, elect a Treasurer, one or more Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers, all of whom shall also be officers. Two or more offices may be held by the same person.

Section 2. Election, Term of Office and Qualification. The officers of the Corporation shall be elected by the Board of Directors at its first meeting after each annual meeting of stockholders. The Board shall elect a President, a Secretary and any such other officers the Board has determined are needed, none of whom need to be a member of the Board. Each officer so elected shall hold office until his successor has been duly chosen and has qualified or until his death or his resignation or removal in the manner hereinafter provided.

Section 3. Subordinate Officers. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms, have such authority and perform such duties as the Board of Directors may from time to time determine. The Board of Directors may delegate to any officer the power to appoint any such subordinate officer or agent.

Section 4. Resignation. Any officer may resign at any time by giving written notice thereof to the Board of Directors. Any such resignation shall take effect at the time specified therein and unless otherwise specified therein the acceptance of such resignation shall not be necessary to make it effective.

Section 5. Removal. Any officer elected or appointed by the Board of Directors may be removed by the Board at any time with or without cause. Any other officer may be removed with or without cause, by the person or persons who appointed the officer or by the Board.

Section 6. Vacancies. A vacancy in any office shall be filled for the unexpired portion of the term by the Board of Directors, but in case of a vacancy occurring in an office filled in accordance with the provisions of section 3 of this Article, such vacancy may be filled by the superior officer upon whom such power may be conferred by the Board of Directors.

Section 7. President. The President shall be the chief executive officer of the Corporation; shall (in absence of the Chairman of the Board) preside at meetings of the stockholders and Directors; shall have general and active management of the business of the Corporation; and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President may sign, with any other proper officer, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts and other documents which the Board of Directors has authorized to be executed, except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors or these By-laws, to some other officer or agent of the Corporation.

Section 8. Vice President. In the absence of or inability of the President to act, the Vice President shall perform the duties and exercise the powers of the President and shall perform such other functions as the Board of Directors may from time to time prescribe.

Section 9. Secretary. The Secretary, when available, shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors as required by law or these By-laws, be custodian of the Corporate records and have general charge of the stock books of the Corporation and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be. The Secretary may sign, with any other proper officer, certificates for stock of the Corporation and shall keep in safe custody the seal of the Corporation, and, when authorized by the Board, affix the same to any instrument requiring it and, when so affixed, it shall be attested by the Secretary’s signature.

Section 10. Assistant Secretaries. Any Assistant Secretary shall, in the absence or disability of the Secretary perform the duties and exercise the powers of the Secretary and shall perform such other duties as may be prescribed by the Board of Directors or the President.

Section 11. Treasurer. The Treasurer, if one shall be elected, shall have the care and custody of and be responsible for all of the funds and securities of the Corporation and shall deposit such funds in the name and to the credit of the Corporation in such a bank and safe deposit vaults as the Directors may designate. The Treasurer shall exhibit at all reasonable times the books and accounts of the Corporation to any Director or stockholder of the Corporation upon application at the office of the Corporation during business hours. The treasurer shall render a statement of the condition of the finances of the Corporation at each stated meeting of the Board of Directors if called upon to do so, and a full report at the annual meeting of stockholders. The Treasurer shall keep at the office of the Corporation correct books of account of all of its business and transactions and such books of account as the Board of Directors may require. The Treasurer shall do and perform all other duties incident to the office of Treasurer as may be prescribed by the President or Board of Directors from time to time.

Section 12. Bonding. If required by the Board of Directors all or certain of the officers shall give the Corporation a bond in such form, in such sum and with such surety or sureties as shall be satisfactory to the Board, for the faithful performance of the duties of their office and for the restoration to the Corporation, in case of their death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation.

Section 13. Salaries. The salary or other compensation of officers shall be fixed from time to time by the Board of Directors. The Board of Directors may delegate to any officer the power to fix from time to time the salary or other compensation of officers and agents appointed in accordance with the provisions of Section 3 of this Article.

Section 14. Voting Upon Shares Held by The Corporation. The Board of Directors may authorize any officer to act on behalf of the Corporation in regard to shares of other corporations owned by this Corporation in which event he shall have full power and authority to attend and to act and to vote at any meeting of stockholders of any corporation in which this Corporation may hold shares and at any such meeting shall possess and may exercise any and all of the rights and powers incident to the ownership of such shares which, as the owner thereof, the Corporation might have possessed and exercised, if present. The Board of Directors by resolution from time to time may confer like powers upon any other person or persons.

ARTICLE VI
CERTIFICATES REPRESENTING STOCK

Section 1. Form of Certificates. The certificates representing stock of the Corporation shall be in such form, not inconsistent with statutory provisions and the Articles of Incorporation, as shall be approved by the Board of Directors. The certificates shall be signed by the President and the Secretary of the Corporation and sealed with the corporate seal or a facsimile thereof. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued with the same effect as if he were such officer at the date of its issuance. All certificates shall be consecutively numbered and the name of the person owning the stock represented thereby, with the number of such shares and the date of issue, shall be entered on the Corporation's books.

Section 2. Ownership of Stock. The Corporation shall be entitled to treat the holder of record of any share or as the owner of such stock with all of the rights of ownership and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

Section 3. Lost Certificates. The Corporation may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing the issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of the lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such form, in such sum, and with such surety or sureties as it may direct, as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Section 4. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of the uncertified shares such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

ARTICLE VII
GENERAL PROVISIONS

Section 1. Dividends. The Board of Directors may, from time to time, declare, and the Corporation may pay, dividends on its outstanding stock in the manner and upon the terms and conditions provided by the Articles of Incorporation, the By-laws and the applicable laws of the State of Nevada.

Section 2. Reserves. There may be created by resolution of the Board of Directors out of the earned surplus of the Corporation such reserve or reserves as the Board of Directors from time to time, in its discretion, deems proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other proper purpose as the Board shall deem beneficial to the Corporation, and the Board may modify or abolish any reserve in the same manner in which it was created.

Section 3. Seal. If one be adopted, the corporate seal shall have inscribed thereon the name of the Corporation and shall be in such form as may be approved by the Board of Directors. Said seal may be used by causing it or a facsimile of it to be impressed or affixed or in any manner reproduced. Any officer of the Corporation shall have authority to affix the seal to any document requiring it.

Section 4. Fiscal Year. Unless another fiscal year shall be fixed by resolution of the Board of Directors, the fiscal year of the Corporation shall commence on the 1st day of May and terminate on the 30th day of April of each year.

Section 5. Reports of Situation and Amount of Business. The Board of Directors shall, when requested by the holders of at least one-tenth (1/10) of the outstanding voting stock of the Corporation, present written reports of the situation and amount of business of the Corporation and shall present a full and clear statement of the business and condition of the Corporation at every annual meeting.

Section 6. Checks, Notes, etc. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 7. Examination of Books and Records. Any person who shall have been a shareholder of record for at least six (6) months immediately preceding his demand, or who shall be the holder of record of at least ten percent (10%) of all the outstanding shares of the Corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose, the books and records of account, minutes, and record of stockholders of the Corporation, and shall be entitled to make extracts therefrom.

ARTICLE VIII
INDEMNIFICATION

Section 1. Actions, Suits or Proceedings Other than by or in the Right of the Corporation. To the fullest extent permitted by the Article 78 of the Nevada Revised Statues (the “NRS), the Corporation shall indemnify any person who is or was or has agreed to become a director or officer of the Corporation who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and the Corporation may indemnify any other person who is or was or has agreed to become an employee or agent of the Corporation who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful. Notwithstanding anything contained in this Article VIII, but subject to Section 7 hereof, the Corporation shall not be obligated to indemnify any director or officer in connection with an action, suit or proceeding, or part thereof, initiated by such person against the Corporation unless such action, suit or proceeding, or part thereof, was authorized or consented to by the Board.

Section 2. Actions or Suits by or in the Right of the Corporation. To the fullest extent permitted by the NRS, the Corporation shall indemnify any person who is or was or has agreed to become a director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and the Corporation may indemnify any other person who is or was or has agreed to become an employee or agent of the Corporation who was or is made a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees and expenses) actually and reasonably incurred by him or her or on his or her behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the court shall deem proper. Notwithstanding anything contained in this Article VIII, but subject to Section 6.7 hereof, the Corporation shall not be obligated to indemnify any director or officer in connection with an action or suit, or part thereof, initiated by such person against the Corporation unless such action or suit, or part thereof, was authorized or consented to by the Board.

Section 3. Indemnification for Costs, Charges and Expenses of a Successful Party. To the extent that a present or former director or officer of the Corporation has been successful, on the merits or otherwise (including, without limitation, the dismissal of an action without prejudice), in defense of any action, suit or proceeding referred to in Section 1 or 2, or in defense of any claim, issue or matter therein, such person shall be indemnified against all costs, charges and expenses (including attorneys' fees and expenses) actually and reasonably incurred by such person or on such person's behalf in connection therewith.

Section 4. Indemnification for Expenses of a Witness. To the extent that any person who is or was or has agreed to become a director or officer of the Corporation is made a witness to any action, suit or proceeding to which he or she is not a party by reason of the fact that he or she was, is or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, such person shall be indemnified against all costs, charges and expenses actually and reasonably incurred by such person or on such person's behalf in connection therewith. To the extent that any person who is or was or has agreed to become an employee or agent of the Corporation is made a witness to any action, suit or proceeding to which he or she is not a party by reason of the fact that he or she was, is or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, such person may be indemnified against all costs, charges and expenses actually and reasonably incurred by such person or on such person's behalf in connection therewith.

Section 5. Determination of Right to Indemnification. Any indemnification under Section 1 or 2 (unless ordered by a court) shall be made, if at all, by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper under the circumstances because he or she has met the applicable standard of conduct set forth in Section 1 or 2. Any indemnification under Section 4 (unless ordered by a court) shall be made, if at all, by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper under the circumstances. Such determinations shall be made with respect to a person who is a director or officer at the time of such determination (1) by a majority vote of directors who were not parties to such action, suit or proceeding even though less than a quorum of the Board, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent counsel in a written opinion or (4) by the shareholders of the Corporation. To obtain indemnification under this Article VIII, any person referred to in Sections 1-4 herein shall submit to the Corporation a written request, including therewith such documents as are reasonably available to such person and are reasonably necessary to determine whether and to what extent such person is entitled to indemnification.

Section 6. Advancement of Costs, Charges and Expenses. Costs, charges and expenses (including attorneys' fees and expenses) incurred by or on behalf of a director or officer in defending a civil or criminal action, suit or proceeding referred to in this Section 1 or 2 shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by or on behalf of a director or officer in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of a written undertaking, by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article VIII or by law. No security shall be required for such undertaking and such undertaking shall be accepted without reference to the recipient's financial ability to make repayment. The majority of the directors who were not parties to such action, suit or proceeding may, upon approval of such director or officer of the Corporation, authorize the Corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

Section 7. Procedure for Indemnification. Any indemnification under Section 1, 2, 3 or 4 or advancement of costs, charges and expenses under Section 6 shall be made promptly, and in any event within sixty (60) days (except indemnification to be determined by shareholders which will be determined at the next annual or special meeting of shareholders), upon the written request of the director or officer. The right to indemnification or advancement of expenses as granted by this Article VIII shall be enforceable by the director, officer, employee or agent in any court of competent jurisdiction in the event the Corporation denies such request, in whole or in part, or if no disposition of such request is made within sixty (60) days of the request. Such person's costs, charges and expenses incurred in connection with successfully establishing his or her right to indemnification or advancement, to the extent successful, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advancement of costs, charges and expenses under Section 6 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 1 or 2, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its directors, its independent counsel and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1 or 2, nor the fact that there has been an actual determination by the Corporation (including its directors, its independent counsel and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 8. Settlement. The Corporation shall not be obligated to reimburse the costs, charges and expenses of any settlement to which it has not agreed. If, in any action, suit or proceeding (including any appeal) within the scope of Section 1 or 2, the person to be indemnified shall have unreasonably failed to enter into a settlement thereof offered or assented to by the opposing party or parties in such action, suit or proceeding, then, notwithstanding any other provision of this Article VIII, the indemnification obligation of the Corporation to such person in connection with such action, suit or proceeding shall not exceed the total of the amount at which settlement could have been made and the expenses incurred by or on behalf of such person prior to the time such settlement could reasonably have been effected.

Section 9. Other Rights; Continuation of Right to Indemnification; Individual Contracts. The indemnification and advancement of costs, charges and expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of costs, charges and expenses may be entitled under law (common or statutory) or any Bylaw, agreement, policy of indemnification insurance or vote of shareholders or directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity while holding office, and shall continue as to any person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the legatees, heirs, distributees, executors and administrators of any such person. Nothing contained in this Article VIII shall be deemed to prohibit the Corporation from entering into, and the Corporation is specifically authorized to enter into, agreements with directors, officers, employees and agents providing indemnification rights and procedures different from those set forth herein. All rights to indemnification under this Article VIII shall be deemed to be a contract between the Corporation and each director, officer, employee or agent of the Corporation who serves or served in such capacity (or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) at any time while this Article VIII is in effect.

Section 10. Savings Clause. If this Article VIII or any portion shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify each director or officer, and may indemnify each employee or agent, of the Corporation as to any costs, charges, expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Corporation), to the full extent permitted by any applicable portion of this Article VIII that shall not have been invalidated and to the fullest extent permitted by applicable law.

Section 11. Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any costs, charges or expenses, liability or loss incurred by such person in any such capacity, or arising out of such persons status as such, whether or not the Corporation would have the power to indemnify such person against such costs, charges or expenses, liability or loss under these Articles of Incorporation or applicable law; provided, however, that such insurance is available on acceptable terms as determined by a vote of the Board. To the extent that any director, officer, employee or agent is reimbursed by an insurance company under an indemnification insurance policy for any costs, charges, expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement to the fullest extent permitted by any applicable portion of this Article VIII, the Bylaws, any agreement, the policy of indemnification insurance or otherwise, the Corporation shall not be obligated to reimburse the person to be indemnified in connection with such proceeding.

Section 12. Definitions. For purposes of this Article VIII, the following terms shall have the following meanings: (1) "The Corporation" shall include, in addition to the resulting corporation, any constituent corporation or entity (including any constituent of a constituent) absorbed by way of an acquisition, consolidation, merger or otherwise, which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation or entity, or is or was serving at the written request of such constituent corporation or entity as a director or officer of another corporation, entity, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation or entity as such person would have with respect to such constituent corporation or entity if its separate existence had continued; (2) "Other enterprises" shall include employee benefit plans, including, but not limited to, any employee benefit plan of the Corporation; (3) "Director or officer" of the Corporation shall include any director or officer of the Corporation who is or was or has agreed to serve at the request of the Corporation as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust or other enterprise; (4) "Serving at the request of the Corporation" shall include any service that imposes duties on, or involves services by a director, officer, employee or agent of the Corporation with respect to an employee benefit plan, its participants or beneficiaries, including acting as a fiduciary thereof; (5) "Fines" shall include any penalties and any excise or similar taxes assessed on a person with respect to an employee benefit plan; (6) To the fullest extent permitted by law, a person shall be deemed to have acted in "good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful," if his or her action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him or her by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise; and (7) A person shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation," as referred to in Sections 1 and 2 if such person acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan.

Section 13. Subsequent Amendment and Subsequent Legislation. Neither the amendment, termination or repeal of this Article VIII or of relevant provisions of the NRS or any other applicable laws, nor the adoption of any provision of these Articles of Incorporation or the Bylaws of the Corporation or of any statute inconsistent with this Article VIII shall eliminate, affect or diminish in any way the rights of any director, officer, employee or agent of the Corporation to indemnification under the provisions of this Article VIII with respect to any action, suit or proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of any such amendment, termination, repeal, provision or statute. If the NRS is amended to expand further the indemnification permitted to directors and officers of the Corporation, then the Corporation shall indemnify such persons to the fullest extent permitted by the NRS, as so amended.

ARTICLE IX
MISCELLANEOUS

Section 1. Compliance With By-Laws. Any action taken or determination made in good faith by the stockholders or the Board of Directors shall be effective, valid and binding although the same may not have been taken or made in strict compliance with the By-laws of the Corporation.

ARTICLE IX
AMENDMENTS

Section 1. Amendments. These By-Laws may be altered, amended or repealed or new By-Laws may be adopted by the stockholders or by the Board of Directors, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such special meeting.

Dated:     January 4, 2011